SUPPLEMENT Dated April 27, 2010 To The Current Prospectus

Granite PrimElite

Issued By ING USA Annuity and Life Insurance Company

 Through Its Separate Account B

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

1. Effective April 30, 2010 the following fund name changes apply to the investment portfolios that are currently open to new investments, and also reflect Subadviser changes as noted:

List of Fund Name Changes
Former Fund Name	Current Fund Name
ING Van Kampen Global Franchise Portfolio	ING Morgan Stanley Global Franchise Portfolio (Class S)
Former Subadviser: Van Kampen	Current Subadviser: Morgan Stanley Investment Management
Inc.
Legg Mason Partners Variable High Income Portfolio	Legg Mason Western Asset Variable High Income Portfolio
Former Subadviser: Legg Mason Partners Fund Advisors,	Current Subadviser: Western Asset Management Company
LLC
Legg Mason Partners Variable International All Cap	Legg Mason Global Currents Variable International All Cap
Opportunity Portfolio	Opportunity Portfolio
Former Subadviser: Legg Mason Partners Fund Advisors,	Current Subadviser: Global Currents Investment Management,
LLC	LLC
Legg Mason Partners Variable Investors Portfolio	Legg Mason ClearBridge Variable Large Cap Value Portfolio
Former Subadviser: Legg Mason Partners Fund Advisors,	Current Subadviser: ClearBridge Advisors, LLC
LLC

2. Overnight Delivery. If you would like a withdrawal sent to you by overnight delivery service, you may choose to have the $20 charge for overnight delivery deducted from the amount of the withdrawal.

Granite PrimElite – GPE-10	1	04/10